                                                                                                                                                                                                                                                                               Exhibit 31.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 302(a) OF THE SARBANES-OXLEY ACT OF 2002

I, Steven J. Borick, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K/A of Superior Industries International, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

3.	[Intentionally omitted];

4.	[Intentionally omitted];

5.	[Intentionally omitted].

Date:	April 3, 2009	/s/ Steven J. Borick
Steven J. Borick
Chairman, Chief Executive Officer and President